Exhibit 10.1

THIRD AMENDMENT

TO

LETTER OF CREDIT AGREEMENT

This Third Amendment to Letter of Credit Agreement (the "Amendment") is entered into as of December 15, 2005, by and between COMERICA BANK ("Bank") and INTERNET CAPITAL GROUP, INC. ("ICG"), ICG HOLDINGS, INC. ("ICG Holdings"), and INTERNET CAPITAL GROUP OPERATIONS, INC. ("ICG Operations")(ICG, ICG Holdings, and ICG Operations are sometimes referred to, individually, as a "Borrower" and collectively, as the "Borrowers").

RECITALS

Borrowers and Bank are parties to that certain Letter of Credit Agreement dated as of September 30, 2002 (as amended from time to time, including without limitation that certain First Amendment to Letter of Credit Agreement dated October 20, 2003, and that certain Second Amendment to Letter of Credit Agreement dated as of December 15, 2004, together with any related agreements, the "Agreement"). Hereinafter, all indebtedness owing by Borrowers to Bank shall be referred to as the "Indebtedness." The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

  Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

  Amendment to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Article IV hereof, the Agreement is hereby amended as set forth below.

    The definition of "Revolving Maturity Date" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

    "Revolving Maturity Date" means December 14, 2006.

    Bank's primary address for notices set forth in Section 10 of the Agreement is hereby amended in its entirety to read as follows:

    "If to Bank:

    Comerica Bank

    m/c 4770

    75 E Trimble Road

    San Jose, CA 95131

    Attn: Manager

    FAX: (408) 556-5091"

    Section 12 of the Agreement is hereby amended and restated in its entirety to read as follows:

"12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Jurisdiction shall lie in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES."
  Legal Effect.
    The Agreement is hereby amended wherever necessary to reflect the changes described above. Borrowers agree that each Borrower has no defenses against the obligations to pay any amounts under the Indebtedness.
    Each Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon each Borrower's representations, warranties, and agreements, as set forth in the Agreement. Except as expressly modified pursuant to this Amendment, the terms of the Agreement remain unchanged, and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Amendment in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and each Borrower to retain as liable parties, all makers and endorsers of Agreement, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to all subsequent loan modification requests.
    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All modifications hereto must be in writing and signed by the parties.
  Conditions Precedent. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect. The effectiveness of this Agreement is conditioned upon receipt by Bank of this Amendment, and any other documents which Bank may require to carry out the terms hereof, including but not limited to the following:
      This Amendment, duly executed by Borrowers;
      Corporation Resolutions and Incumbency Certification, duly executed by each Borrower;
      A legal fee from the Borrowers in the amount of $250; and
      Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.
INTERNET CAPITAL GROUP, INC.	INTERNET CAPITAL GROUP OPERATIONS, INC.

By: /s/ Suzanne L. Niemeyer	By: /s/ Suzanne L. Niemeyer

Title: Managing Director	Title: Vice President

ICG HOLDINGS, INC.	COMERICA BANK

By: /s/ Suzanne L. Niemeyer	By: /s/ Lafe C. Vittitoe

Title: Vice President	Title: Assistant Vice President